EXHIBIT 99.2

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF

PETROL OIL AND GAS, INC.

(adopted May 4, 2007)

A	Purpose

The primary purpose of the Compensation Committee (the "Committee") of Petrol Oil and Gas, Inc. (the "Company") is to provide guidance and assistance to the Board of Directors (the "Board") in discharging its duties and responsibilities relating to all compensation and benefit programs; including to (1) approve and oversee the Company's policies relating to compensation and benefit programs, (2) review and act on a compensation discussion and analysis, and provide the Compensation Committee report, to be included in the proxy statement, annual report or annual report on Form 10-K, as required by the applicable rules of the Securities and Exchange Commission ("SEC"), and (3) discharge the Board's responsibility relating to the amendment, modification, or termination of the Company's retirement plan and any other benefit plan, program or arrangement sponsored or maintained by the Company or any of its subsidiaries for their respective directors, officers or employees (the "Plans"). The administration of all compensation and benefits will be the responsibility of management.

B	Responsibilities

The Committee's responsibilities include, but are not limited to, the responsibilities which are required under the corporate governance rules of the American Stock Exchange, including the responsibility to determine compensation of the Chairman of the Board, the Chief Executive Officer ("CEO"), the President and all other executive officers. The Committee's actions shall generally be related to overall considerations, policies and strategies. The following are specific duties and responsibilities of the Committee:

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Review the competitiveness of the Company's executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company's business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company's stockholders.

•

Review and determine the annual salary, bonus, stock options, other equity-based incentives, and other benefits, direct and indirect, of the Company's executive officers, including development of an appropriate balance between short-term pay and long-term incentives while focusing on long-term stockholder interests. The Committee shall not create incentives which encourage officers of the Company to focus on the Company's short-term stock price rather than the long-term value of the Company. In addition, incentive compensation should be designed in a manner that does not create temptations to violate applicable law or the Company's Code of Business Conduct and Ethics, such as unrealistic performance targets, particularly for short-term results.

•	Determine salary increases and bonus grants for the Chairman of the Board, the CEO, the President and all other executive officers of the Company.
•	Review and approve corporate goals and objectives for purposes of bonuses and long- term incentive plans.
•	Review and approve benefit plans, including equity incentive plans, and approval of individual grants and awards.
•	Review and approve employment or other agreements relating to compensation for the Chairman of the Board, the CEO, the President and the other executive officers of the Company.
•

Review and discuss with management the Company's compensation discussion and analysis and recommend to the Board that the compensation discussion and analysis be included in the proxy statement, annual report or annual report on Form 10-K, as required by applicable SEC rules.

•	Provide a Compensation Committee report on executive compensation to be included in the proxy statement, annual report or annual report on Form 10-K, as required by applicable SEC rules.
•	Perform an annual evaluation of the performance of the Chairman of the Board, the CEO, the President and the other executive officers.
•	Perform an annual review of non-employee director compensation programs and recommend changes thereto to the Board when appropriate.
•	Plan for executive development and succession.
•	Review and approve all equity-based compensation plans and amendments thereto, subject to any stockholder approval under the listing standards of the American Stock Exchange.
•

Recommend an appropriate method by which stockholder concerns about compensation may be communicated by stockholders to the Committee and, as the Committee deems appropriate, to respond to such stockholder concerns.

•	Perform such duties and responsibilities as may be assigned by the Board to the Committee under the terms of any executive compensation plan, incentive-compensation plan or equity-based plan.

C	Membership and Qualifications

The Committee shall be appointed by the Board annually and shall be comprised of two or more directors as determined by the Board, except that in no event shall there be fewer directors on the Committee than is required by the stock exchange on which the Company's common stock is listed. Each member of the Committee, in the judgment of the Board, shall be independent and shall satisfy the independence requirements of the American Stock Exchange corporate governance rules. In addition, a person may serve on the Committee only if he or she (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) satisfies the requirement's of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. The Board shall appoint a Chairman of the Committee. If the Committee is comprised of at least three members, the Board may appoint one member of the Committee who is not independent as defined in Section 121A of the listing standards of the American Stock Exchange, and is not a current officer or employee of the Company or an immediate family member of a current officer or employee of the Company, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement (or in its next annual report on Form 10-K if the Company does not then file a proxy statement) subsequent to such determination, the nature of the relationship and the reasons for that determination. A director appointed to the Committee pursuant to this exception may not serve for in excess of two years.

The Chairman of the Committee may make recommendations for changes in the Committee, which may include expanding or reducing the size of the Committee or replacing a Committee member.

D	Meetings and Minutes

The Committee shall meet at such times as may be necessary to fulfill its responsibilities set forth in this Chapter. The Chairman of the Committee or his or her designee shall preside over all meetings of the Committee. It is anticipated that Committee meetings will be held in conjunction with selected Board meetings. Special meetings may be called by the Chairman of the Committee or a majority of the members of the Committee. A majority of the Committee members shall constitute a quorum. The vote of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. The Committee may meet in person or telephonically, and may act by unanimous written consent without a meeting. The Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

In addition to the members of the Committee, the Chairman of the Board, the CEO, the President, other executive offers or managers of the Company and outside advisors may be invited to participate in Committee meetings; provided, however, that the CEO may not be present during voting or deliberations regarding his or her own compensation.

The Committee shall keep correct and complete minutes of its proceedings and the names and places of residence of its members. Minutes of the meeting will be prepared by the Chairman of the Committee, the Company's Corporate Secretary or other person designated to act as Secretary for the meeting.

An oral report shall be presented by the Chairman of the Committee at meetings of the Board, as appropriate. The Committee also must submit annually a report, along with supporting documentation, to the Board justifying the current compensation of the executive officers of the Company, including the CEO.

E	Service and Removal-Member and Chairman

Members of the Committee shall generally serve until their successors shall be duly appointed and qualified. The members shall serve until their failure to qualify, resignation, or retirement, their removal by the Board or until their successors shall be duly appointed and qualified.

No member of the Committee shall be removed except by a majority vote of the independent directors, as determined in accordance with the listing standards of the American Stock Exchange and the other director qualification standards set forth in the Company's Corporate Governance Guidelines, if any. A member of the Committee shall be deemed to have resigned from the Committee at such time that the member shall have been removed from the Board pursuant to the Bylaws of the Company or such member has resigned or otherwise terminated his or her membership on the Board. A member of the Committee also shall be deemed to have resigned from the Committee at such time that a majority of the independent members of the Board, as determined in accordance with the listing standards of the American Stock Exchange and the other director qualification standards set forth in the Company's Corporate Governance Guidelines, if any, have determined that such member of the Committee no longer meets the membership and qualification standards set forth in this Charter.

F	Subcommittees

As permitted by law or the American Stock Exchange listing standards, the Committee may delegate its duties and authority to a subcommittee of fully independent directors.

G	Resources and Authority of the Committee

The Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion, without Board approval. The Committee shall have sole authority to approve related fees and retention terms associated with the retention of any such firm or individual, which fees shall be paid by the Company. In determining whether to retain or terminate a provider of such services, the Committee may, in its discretion, obtain the input of senior management.

H	Reliance on Others

A member of the Committee shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Committee by any of the Company's officers or employees, or other committees of the Board, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

I	Adequacy of Charter and Annual Evaluation of Performance
1.

The Committee shall review and reassess the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval. This Charter may be posted on the Company's website as required by any applicable law, regulation or American Stock Exchange listing standards.

2.

At least annually, the Committee shall conduct an evaluation of its performance. The Committee shall report its conclusions regarding this evaluation to the Board. The Committee's report should generally include an assessment of its compliance with this Charter, as well as identification of areas in which the Committee could improve its performance and the Charter could be improved.

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